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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  February 16, 1995
    ---------------------------------------------------------------------
                                                      (February 16, 1995)


                     Ames Department Stores, Inc.
                      ----------------------------
        (Exact Name of Registrant As Specified In Its Charter)


                                Delaware
             ----------------------------------------------
            (State Or Other Jurisdiction Of Incorporation)


         1-5380                                 04-2269444
  -------------------------         ----------------------------------
  (Commission File Number)          (IRS Employer Identification No.)


   2418 Main Street; Rocky Hill, Connecticut             06067-0801
   -----------------------------------------             ----------
   (Address Of Principal Executive Offices)              (Zip Code)


                            (203) 257-2000
         ------------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)


                            Not Applicable
     --------------------------------------------------------------
     (Former Name Or Former Address, If Changed Since Last Report)









                        Exhibit Index on Page 4

                    Page 1 of 7 (Including Exhibit)

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ITEM 5: OTHER EVENTS
        ------------

        Beginning on February 16, 1995, Ames Department Stores, Inc. (the "Company") will distribute to its banks and other lenders, principal trade vendors and factors, summaries of its financial plan (referred to herein as the "Plan") for the fiscal year ending January 27, 1996 ("Fiscal 1995"). The Plan is attached hereto as
        Exhibit 20 and is incorporated by reference herein.

        The Company is distributing the Plan to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The Plan SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K to be filed for the fiscal year ended January 28, 1995 ("Fiscal 1994"). The Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly reporting the Plan and currently expects to continue reporting its monthly results during Fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update the Plan to reflect subsequent events or developments.

        The Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Plan is based upon a variety of assumptions that may not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Consequently, the Plan should not be regarded as a representation or warranty by the Company, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Plan.



ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

        Exhibit:  20  Fiscal 1995 Summary Financial Plan

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                           INDEX TO EXHIBITS








      Exhibit No.             Exhibit                     Page No.
      -----------             -------                     --------

         20        Fiscal 1995 Summary Financial Plan         5

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                              SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                     AMES DEPARTMENT STORES, INC.
                                     ----------------------------
                                          Registrant





Dated:  February 16, 1995            By: /s/ Joseph R. Ettore
                                         ---------------------------
                                          Joseph R. Ettore
                                          President, Director, and
                                          Chief Executive Officer



Dated:  February 16, 1995            By: /s/ John F. Burtelow
                                         ---------------------------
                                          John F. Burtelow
                                          Executive Vice President,
                                          Chief Financial Officer



Dated:  February 16, 1995            By: /s/ William C. Najdecki
                                         ---------------------------
                                          William C. Najdecki
                                          Senior Vice President,
                                          Chief Accounting Officer